Exhibit 99.1

FOR IMMEDIATE RELEASE

January 27, 2020

MERIT MEDICAL ISSUES STATEMENT

REGARDING DIRECTOR NOMINATIONS FROM STARBOARD

SOUTH JORDAN, UTAH— Merit Medical Systems, Inc. (NASDAQ: MMSI), a leading manufacturer and marketer of proprietary disposable devices used in interventional, diagnostic and therapeutic procedures, particularly in cardiology, radiology, oncology, critical care and endoscopy, today confirmed that it has received notice from Starboard Value LP (“Starboard”) that it has nominated seven individuals to stand for election as directors at Merit’s 2020 Annual Meeting of Shareholders (the “Annual Meeting”). In its notice to Merit, Starboard indicated that it intends to withdraw four of its seven nominees if there are only three seats on Merit’s Board to be filled at the Annual Meeting. The date of the Annual Meeting has not yet been set.

Members of Merit’s Board and management team recently had an initial discussion with representatives of Starboard, and Merit looks forward to further engagement to better understand Starboard’s ideas. Merit values constructive input from all shareholders toward the shared goal of enhancing stakeholder value.

Merit is focused on becoming a leaner, more efficient growth company, and took significant actions during the third and fourth quarters of 2019 to improve performance and free cash flow, and enhance financial flexibility. Merit is also taking actions to expand its pipeline to drive future results, particularly in electrophysiology and vascular access. Overall, Merit currently expects to release 10-15 new products in the coming months.

The Merit Board is comprised of highly qualified and diverse directors who have substantial business, financial and medical experience with extensive knowledge of Merit’s products, global footprint and procedures. Merit’s Environmental, Social and Governance Committee regularly evaluates the Board’s composition to ensure that Merit’s directors collectively provide the diversity, background and experience necessary to advance Merit’s long-term strategy and stakeholder interests. As a result of these regular assessments, two of Merit’s current directors – Jill Anderson and Lynne Ward – were appointed during 2019.

On January 21, 2020, Merit announced that Kent Stanger, co-founder and former Merit CFO, will not stand for re-election at the upcoming Annual Meeting. As a result, Merit will reduce the size of its Board to nine directors effective as of the Annual Meeting.

Merit’s Environmental, Social and Governance Committee will review Starboard’s notice of nomination pursuant to established policies. The Board will present its recommendations regarding director nominations in due course. Merit shareholders do not need to take action at this time.

Wells Fargo Securities, LLC is serving as financial advisor to Merit, and Skadden, Arps, Slate, Meagher & Flom LLP is serving as legal counsel.

ABOUT MERIT

Founded in 1987, Merit Medical Systems, Inc. is engaged in the development, manufacture and distribution of proprietary disposable medical devices used in interventional, diagnostic and therapeutic procedures, particularly in cardiology, radiology, oncology, critical care and endoscopy. Merit serves client hospitals worldwide with a domestic and international sales force and clinical support team totaling in excess of 300 individuals. Merit employs approximately 6,350 people worldwide with facilities in South Jordan, Utah; Pearland, Texas; Richmond, Virginia; Malvern, Pennsylvania; Rockland, Massachusetts; Aliso Viejo, California; Maastricht and Venlo, The Netherlands; Paris, France; Galway, Ireland; Beijing, China; Tijuana, Mexico; Joinville, Brazil; Markham, Ontario, Canada; Melbourne, Australia; Tokyo, Japan; Reading, United Kingdom; Johannesburg, South Africa; and Singapore.

FORWARD-LOOKING STATEMENTS

Statements contained in this release which are not purely historical, including, without limitation, statements regarding the preparations for and outcome of the Annual Meeting, actions which may be taken by Starboard and any response from Merit, are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and are subject to risks and uncertainties such as those described in Merit’s Annual Report on Form 10 K for the year ended December 31, 2018 and subsequent filings with the Securities and Exchange Commission. Such risks and uncertainties include inherent risks and uncertainties relating to Merit’s potential inability to successfully commercialize technology developed internally or acquired through completed, proposed or future transactions; expenditures relating to research, development, testing and regulatory approval or clearance of Merit’s products and risks that such products may not be developed successfully or approved for commercial use; governmental scrutiny and regulation of the medical device industry, including governmental inquiries, investigations and proceedings involving Merit; infringement of Merit’s technology or the assertion that Merit’s technology infringes the rights of other parties; actions of activist shareholders, including a proxy contest; product recalls and product liability claims; changes in customer purchasing patterns or the mix of products Merit sells; risks and uncertainties associated with Merit’s information technology systems, including the potential for breaches of security and evolving regulations regarding privacy and data protection; the pending exit of the United Kingdom from the European Union and uncertainties about when, how or if such exit will occur; potential for significant adverse changes in governing regulations, including reforms to the procedures for approval or clearance of Merit’s products by the U.S. Food & Drug Administration or comparable regulatory authorities in other jurisdictions; increases in the prices of commodity components; negative changes in economic and industry conditions in the United States or other countries; termination or interruption of relationships with Merit’s suppliers, or failure of such suppliers to perform; development of new products and technology that could render Merit’s existing or future products obsolete; market acceptance of new products; modification or limitation of governmental or private insurance reimbursement policies; changes in healthcare policies or markets related to healthcare reform initiatives; changes in key personnel; work stoppage or transportation risks; introduction of products in a timely fashion; price and product competition; availability of labor and materials; fluctuations in and obsolescence of inventory; and other factors referred to in Merit’s Annual Report on Form 10 K for the year ended December 31, 2018 and other materials filed with the Securities and Exchange Commission. All subsequent forward-looking statements attributable to Merit or persons acting on its behalf are expressly qualified in their entirety by these cautionary statements. Actual results will likely differ, and may differ materially, from anticipated results. Financial estimates are subject to change and are not intended to be relied upon as predictions of future operating results, and Merit assumes no obligation to update or disclose revisions to those estimates.

Important Additional Information and Where to Find It

Merit plans to file a proxy statement (the “2020 Proxy Statement”) with the SEC in connection with the solicitation of proxies for the Annual Meeting, together with a BLUE proxy card. SHAREHOLDERS ARE URGED TO READ THE 2020 PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT MERIT FILES WITH THE SEC CAREFULLY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.

Shareholders will be able to obtain, free of charge, copies of the 2020 Proxy Statement, any amendments or supplements thereto and any other documents (including the BLUE proxy card) when filed by Merit with the SEC in connection with the Annual Meeting at the SEC’s website (http://www.sec.gov), at Merit’s website (http://www.merit.com/investors) or by contacting Innisfree M&A Incorporated by phone at (888) 750-5834, by email at info@innisfreema.com or by mail at 501 Madison Avenue, 20th Floor, New York, NY 10022.

Participants in the Solicitation

Merit, its directors and certain of its executive officers and employees may be deemed to be participants in the solicitation of proxies from shareholders in connection with the Annual Meeting. Additional information regarding the identity of these potential participants, none of whom (other than Fred P. Lampropoulos, Merit’s Chairman and Chief Executive Officer) owns in excess of one percent (1%) of Merit’s shares, and their direct or indirect interests, by security holdings or otherwise, will be set forth in the 2020 Proxy Statement and other materials to be filed with the SEC in connection with the Annual Meeting. Information relating to the foregoing can also be found in Merit’s definitive proxy statement for its 2019 annual meeting of shareholders (the “2019 Proxy Statement”), filed with the SEC on April 11, 2019. To the extent holdings of Merit’s securities by such potential participants (or the identity of such participants) have changed since the information printed in the 2019 Proxy Statement, such information has been or will be reflected on Statements of Ownership and Change in Ownership on Forms 3 and 4 filed with the SEC.

Contacts

Media:

Matthew Sherman / Tim Lynch
Joele Frank, Wilkinson Brimmer Katcher

Phone: (212) 355-4449

Investors:

Arthur Crozier / Larry Miller
Innisfree M&A Incorporated

Phone: (212) 750-5833

Anne-Marie Wright

Merit Medical Systems, Inc.

Phone: (801) 208-4167

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